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      As filed with the Securities and Exchange Commission on May 31, 2002


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 29, 2002


                             PLAYTEX PRODUCTS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                    1-12620                    51-0312772
         --------                    -------                    ----------
(State or other jurisdiction of    (Commission               (I.R.S. Employer
 incorporation or organization)    File Number)              Identification No.)


                300 NYALA FARMS ROAD, WESTPORT, CONNECTICUT 06880
                -------------------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (203) 341-4000
                                                            --------------


                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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                                                                               2


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On May 29, 2002, we announced that we amended our Credit Agreement.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         EXHIBIT      DESCRIPTION
         -------      -----------

         10.1 First Amendment to the Credit Agreement, dated as of May 29, 2002, among Playtex Products, Inc., Credit Suisse First Boston, as the Administrative Agent, and the lenders from time to time parties to the Credit Agreement.

         99.1         Press release of Playtex Products, Inc., dated May 29,
                      2002.





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                                                                               3


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              PLAYTEX PRODUCTS, INC.

DATE:  May 31, 2002           By:  /s/ Glenn A. Forbes
       ------------                ---------------------------------------
                                   Glenn A. Forbes
                                   EXECUTIVE VICE PRESIDENT AND
                                   CHIEF FINANCIAL OFFICER
                                   (PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER)





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                                                                               4


                                  EXHIBIT INDEX


         EXHIBIT      DESCRIPTION
         -------      -----------

         10.1 First Amendment to the Credit Agreement, dated as of May 29, 2002, among Playtex Products, Inc., Credit Suisse First Boston, as the Administrative Agent, and the lenders from time to time parties to the Credit Agreement.

         99.1         Press release of Playtex Products, Inc., dated May 29,
                      2002.